                                                                   EXHIBIT 13


                              ORGANIZATIONAL CHART


                                 --------------
                                 Security First
                                  Group, Inc.
                                 --------------
          -------------------          /            --------------------
          Security First Life ---------/------------Security First Group
           Insurance Company           /               of Ohio, Inc.
          -------------------          /            --------------------
                  /                    /
          -------------------          /              ---------------
          Security First Life          /--------------Security First
           Insurance Company           /              Financial, Inc.
              of Arizona               /              ---------------
          -------------------          /
                                       /
         ----------------------        /               --------------
                                       /               Security First
            Security First     --------/--------------   Investment
         Insurance Agency, Inc.        /                 Management
                                       /                Corporation
         ----------------------        /               --------------
                                       /                     /
        ------------------------       /               --------------
        Security First Financial ------/               Security First
         Insurance Agency, Inc.        /--------------   Management
                                       /                 Corporation
        ------------------------       /               --------------
                                       /
                                       /              -----------------
                                       /-------------  Security First
                                                      Real Estate, Inc.
                                                      -----------------
